-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): June 23, 1999


            CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 1999, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 1999-7, Mortgage Pass-Through Certificates, Series
            1999-7).


                                   CWMBS, INC.
-----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                   333-72655                 95-4449516
   ------------------              -------------          -------------------
(State of Other Jurisdiction        (Commission            (I.R.S. Employer
    of Incorporation)               File Number)          Identification No.)


           4500 Park Granada
         Calabasas, California                    91302
       ---------------------------             ----------
          (Address of Principal                (Zip Code)
            Executive Offices)

------------------------------------------------------------------------------
         Registrant's telephone number, including area code (818) 225-3240


                                                          2
Item 5.       Other Events.
------        ------------

Filing of Computational Materials
---------------------------------

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 1999-7, Merrill Lynch, Pierce, Fenner & Smith Incorporated. ("Merrill Lynch"), as an Underwriter of the Certificates, has prepared certain materials (the "Merrill Lynch Computational Materials") for distribution to its potential investors. Although the Company provided Merrill Lynch with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Merrill Lynch Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Merrill Lynch Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated June 25, 1999.



* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 17, 1999 and the prospectus supplement dated June 23, 1999, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1999-7.

Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

99.1.  Merrill  Lynch  Computational  Materials  filed on Form SE dated June 23,
1999.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CWMBS, INC.




                                 By: / s / Celia Coulter
                                    ---------------------------------
                                     Celia Coulter
                                     Vice President


Dated:  June 25, 1999

                                  Exhibit Index
                                  -------------

Exhibit                                                                   Page
-------                                                                   -----

99.1.           Merrill  Lynch  Computational  Materials  filed on Form SE dated
                June 23 1999.

                                  EXHIBIT 99.1

                    Merrill Lynch Computational Materials filed on Form SE dated June 23, 1999.

                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599




                                                            June 25, 1999


BY MODEM
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re:      CWMBS, Inc.
                  CHL Mortgage Pass-Through Trust 1999-7
                  Mortgage Pass-Through Certificates,
                  Series 1999-7
                  -----------------------------------------------------


Ladies and Gentlemen:

         On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                              Very truly yours,


                                              / s / Amy Sunshine
                                              --------------------------
                                              Amy Sunshine


Enclosure